UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02032

MFS SERIES TRUST XVI

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

June 30, 2012

MFS® GLOBAL MULTI-ASSET FUND

GMA-ANN

MFS® GLOBAL MULTI-ASSET FUND

SIPC Contact Information: You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (1-202-371-8300) or by accessing SIPC’s web site address (www.sipc.org).

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

World financial markets remain a venue of uncertainty. The focus has shifted most recently to the eurozone, where policymakers are attempting to develop a plan that will help debt-laden countries and prevent their woes from spreading across the region. Volatility is likely to continue as investors test the resolve of European officials to make the tough decisions needed to solve the crisis. A slowing in the Chinese economy has added another layer of trepidation, as investors worry that the primary engine of global growth may be sputtering.

The U.S. economy is experiencing a period of growth. However, markets have been jittery in reaction to events in Europe and ahead of the U.S. presidential election. Voters in the United States are watching the economy closely and waiting to see if Congress agrees to cut the budget and extend the Bush administration tax cuts. Failure to do so could ultimately send the U.S. economy back into recession.

Amid this global uncertainty, managing risk becomes a top priority for investors and their advisors. At MFS® our global research platform is designed to ensure the smooth functioning of our investment process in all business climates. Real-time collaboration across the globe is vital in periods of heightened volatility and economic uncertainty. At MFS our investment staff shares ideas and evaluates opportunities across geographies, across both fundamental and quantitative disciplines, and across companies’ entire capital structure. We employ this uniquely collaborative approach to build better insights for our clients.

We, like our investors, are mindful of the many economic challenges faced at the local, national, and international levels. It is in times such as these that we want to emphasize the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with investment advisors to research and identify appropriate investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

August 16, 2012

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)		Tactical Overlay (b)	Net Market Exposure (c)
Equities	Emerging Markets	2.6%		10.2%	12.8%
	Europe ex-U.K.	4.5%		6.0%	10.5%
	U.S. Large Cap	12.4%		(2.8)%	9.6%
	United Kingdom	2.8%		5.8%	8.6%
	Asia/Pacific ex-Japan	1.5%		0.3%	1.8%
	Japan	2.4%		(1.1)%	1.3%
	U.S. Small/Mid Cap	2.5%		(2.3)%	0.2%
	Developed - Middle East/Africa	0.2%		0.0%	0.2%
	North America ex-U.S.	0.3%		(6.3)%	(6.0)%
	Total	29.2%		9.8%	39.0%
Fixed Income (excluding inflation-adjusted)	U.S.	18.6%		0.0%	18.6%
	Europe ex-U.K.	8.6%		3.4%	12.0%
	Japan	4.4%		0.0%	4.4%
	Asia/Pacific ex-Japan	1.4%		2.1%	3.5%
	Emerging Markets	0.6%		0.0%	0.6%
	United Kingdom	3.6%		(3.0)%	0.6%
	Supranational	0.1%		0.0%	0.1%
	Developed - Middle East/Africa	0.0%	(o)	0.0%	0.0%	(o)
	North America ex-U.S.	2.0%		(10.9)%	(8.9)%
	Total	39.3%		(8.4)%	30.9%
Fixed Income (inflation-adjusted)	U.S.	15.8%		0.0%	15.8%
Commodity-related	Commodity-related	14.5%		0.0%	14.5%
Real Estate-related	U.S.	3.2%		0.0%	3.2%
	Non-U.S.	2.9%		0.0%	2.9%
	Total	6.1%		0.0%	6.1%
Cash	Cash & Equivalents (d)	4.8%		(0.9)%	3.9%
	Derivative Offsets (e)	(8.5)%		(1.7)%	(10.2)%
	Total	(3.7)%		(2.6)%	(6.3)%
	Total Net Exposure Summary	101.2%		(1.2)%	100.0%

Portfolio Composition – continued

Strategic Allocation Targets & Net Exposure Ranges
Asset Class	Target	(w)	Ranges	(z)
Equities	30%		0 to 60%
Fixed Income (excluding inflation-adjusted)	35%		0 to 70%
Fixed Income (inflation-adjusted)	15%		-5 to 35%
Commodity-related	15%		-5 to 35%
Real Estate-related	5%		-10 to 20%

Top ten holdings (c)

FTSE 100 Index Future SEP 2012	5.8%
IBOV Index Future AUG 2012	5.2%
FTSE-JSE Index Future SEP 2012	3.7%
Euro Bund 10 yr Future SEP 2012	3.4%
CAC 40 Index Future JUL 2012	3.2%
OMX Index Future JUL 2012	(2.7)%
S&P 500 E-Mini Future SEP 2012	(2.8)%
U.K. Treasury 10 yr Future SEP 2012	(3.0)%
S&P TSX 60 Index Future SEP 2012	(6.3)%
Canadian Bond 10 yr Future SEP 2012	(10.9)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the market value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the market value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Equivalents includes cash, other assets (excluding interest receivable) less liabilities, short term securities, and the unrealized gain or loss in connection with forward currency exchange contracts.
(e)	Derivative Offsets represent the offsetting of the leverage produced by the fund’s derivative positions.
(o)	Less than 0.1%.
(w)	The strategic asset class allocations have been selected for investment over longer time periods. The actual strategic asset class weightings can deviate due to market movements and cash flows.
(z)	The fund’s net exposures to the asset classes referenced will normally fall within these ranges after taking into account the tactical overlay.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The market value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages reflect exposure to the underlying holdings of the MFS Commodity Strategy Fund and the MFS Global Real Estate Fund and not to the exposure from investing directly in the funds themselves.

Percentages are based on net assets as of 6/30/12.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended June 30, 2012, Class A shares of the MFS Global Multi-Asset Fund (the “fund”) provided a total return of –9.28%, at net asset value. This compares with return of –5.96% for the fund’s benchmark, the MSCI All Country World Index. The fund’s other benchmark, the MFS Global Multi-Asset Blended Index (the “Blended Index”), generated a return of –0.88%. The Blended Index reflects the blended returns of equity, fixed income, real estate, and commodity market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by (1) strategically allocating the fund’s assets to a mix of asset classes, (2) selecting individual securities of U.S. and foreign issuers within those asset classes, and (3) tactically managing the fund’s exposure to asset classes, markets, and currencies primarily using derivative instruments.

Market Environment

At the beginning of the reporting period, markets were roiled by several global concerns. Among these included prospects of U.S. sovereign debt default and the long-term public debt profile, the path of eurozone integration and the scope of its bailout facilities, the likelihood of a Chinese hard landing, and the global supply chain disruption resulting from the Japanese earthquake. Amidst this turmoil, global equity markets declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators fell precipitously, while highly-rated sovereign bond yields hit multi-decade lows.

During the middle of the period, however, additional liquidity from the U.S. Federal Reserve (in the form of “Operation Twist”) and the European Central Bank (in the form of 3-year, Long Term Refinancing Operations, or LTROs), coupled with healthier global macroeconomic conditions, ushered in improved market dynamics.

Towards the end of the period, though, market sentiment declined again. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis.

Factors Affecting Performance

Over the reporting period, the fund underperformed the Blended Index. The fund’s investment in equity securities was a primary detractor from performance. Stock selection in the North American and Emerging Markets equity segment, particularly the United States, India, and Mexico, held back performance. Additionally, the fund’s positive exposure to the New Zealand dollar, Japanese Yen, and euro, held back relative performance.

Overall, the tactical allocation overlay detracted from relative returns during the reporting period. A positive exposure to the German, Italian, and Spanish equity markets via equity index futures dampened relative performance. The fund’s negative exposure

Management Review – continued

to the German fixed income market via the use of interest rate futures also weighed on relative performance.

The tactical allocation overlay’s negative exposure to the Canadian equity markets contributed to performance as this market segment delivered negative results. Stock selection and, to a lesser extent, the fund’s underweight position in the Japanese equity markets also helped performance. Additionally, a negative exposure to the Swiss franc supported returns as the franc depreciated against the U.S. dollar.

Respectfully,

Benjamin Nastou	Natalie Shapiro	Linda Zhang
Portfolio Manager	Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 6/30/12

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 6/30/12

Average annual without sales charge

Share class	Class inception date	1-yr	Life (t)
A	3/30/11	(9.28)%	(5.91)%
B	3/30/11	(10.09)%	(6.67)%
C	3/30/11	(10.02)%	(6.64)%
I	3/30/11	(9.13)%	(5.70)%
R1	3/30/11	(10.02)%	(6.61)%
R2	3/30/11	(9.57)%	(6.16)%
R3	3/30/11	(9.40)%	(5.97)%
R4	3/30/11	(9.13)%	(5.70)%
Comparative benchmarks
MSCI All Country World Index (f)		(5.96)%	(3.62)%
MFS Global Multi-Asset Blended Index (f)(y)		(0.88)%	0.64%
Barclays Global Aggregate Index (f)		2.73%	4.83%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (f)		11.66%	12.70%
Dow Jones-UBS Commodity Index (f)		(14.32)%	(15.13)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		2.36%	5.72%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(14.49)%	(10.25)%
B With CDSC (Declining over six years from 4% to 0%) (x)		(13.63)%	(9.60)%
C With CDSC (1% for 12 months) (x)		(10.90)%	(6.64)%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.
(y)	MFS Global Multi-Asset Blended Index is at a point in time and allocations during the period can change. As of June 30, 2012, the blended index was comprised of 35% Barclays Global Aggregate Index, 30% MSCI All Country World Index, 15% Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, 15% Dow Jones-UBS Commodity Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index.

Performance Summary – continued

Benchmark Definitions

Barclays Global Aggregate Index – provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index – measures the performance of inflation-protected securities issued by the U.S. Treasury.

Dow Jones-UBS Commodity Index – is designed to be a highly liquid and

Diversified Benchmark For The Commodity Futures Market. The Index Tracks Trades On Futures Contracts For Physical Commodities, Such As Energy (petroleum, Gas), Precious Metals (gold, Silver), Industrial Metals (zinc, Copper), Grains (corn, Wheat), Livestock (live Cattle/ Lean Hogs), Among Others, And Are Traded In A Variety Of Currencies.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI All Country World Index – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, January 1, 2012 through June 30, 2012

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Because the underlying funds have varied expenses and fee levels and each fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by each fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2012 through June 30, 2012.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 1/01/12	Ending Account Value 6/30/12	Expenses Paid During Period (p) 1/01/12-6/30/12
A	Actual	1.27%	$1,000.00	$1,001.97	$6.32
	Hypothetical (h)	1.27%	$1,000.00	$1,018.55	$6.37
B	Actual	2.02%	$1,000.00	$997.97	$10.03
	Hypothetical (h)	2.02%	$1,000.00	$1,014.82	$10.12
C	Actual	2.02%	$1,000.00	$998.19	$10.04
	Hypothetical (h)	2.02%	$1,000.00	$1,014.82	$10.12
I	Actual	1.02%	$1,000.00	$1,002.49	$5.08
	Hypothetical (h)	1.02%	$1,000.00	$1,019.79	$5.12
R1	Actual	2.02%	$1,000.00	$997.86	$10.03
	Hypothetical (h)	2.02%	$1,000.00	$1,014.82	$10.12
R2	Actual	1.52%	$1,000.00	$1,000.17	$7.56
	Hypothetical (h)	1.52%	$1,000.00	$1,017.30	$7.62
R3	Actual	1.27%	$1,000.00	$1,000.77	$6.32
	Hypothetical (h)	1.27%	$1,000.00	$1,018.55	$6.37
R4	Actual	1.02%	$1,000.00	$1,002.49	$5.08
	Hypothetical (h)	1.02%	$1,000.00	$1,019.79	$5.12

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

6/30/12

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 45.9%
Issuer	Shares/Par	Value ($)

Aerospace - 0.1%
Bombardier, Inc., 7.75%, 2020 (n)	$25,000	$27,812

Asset-Backed & Securitized - 1.4%
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	$100,000	$111,072
Credit Suisse Mortgage Capital Certificate, 5.311%, 2039	100,000	110,953
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 6.009%, 2049	100,000	109,780
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.096%, 2051	100,000	112,063

		$443,868
Biotechnology - 0.1%
Life Technologies Corp., 6%, 2020	$40,000	$46,930

Broadcasting - 0.2%
NBCUniversal Media LLC, 5.15%, 2020	$50,000	$57,404

Building - 0.2%
Mohawk Industries, Inc., 6.375%, 2016	$25,000	$27,563
Owens Corning, Inc., 6.5%, 2016	20,000	22,238

		$49,801
Cable TV - 0.3%
DIRECTV Holdings LLC, 5.2%, 2020	$20,000	$22,133
Time Warner Cable, Inc., 5%, 2020	50,000	56,152

		$78,285
Chemicals - 0.3%
Ashland, Inc., 9.125%, 2017	$25,000	$27,500
Dow Chemical Co., 8.55%, 2019	40,000	53,203

		$80,703
Containers - 0.1%
Crown Americas LLC, 7.625%, 2017	$25,000	$27,000

Electrical Equipment - 0.0%
Ericsson, Inc., 4.125%, 2022	$11,000	$11,030

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - 0.3%
Petrobras International Finance Co., 5.375%, 2021	$59,000	$63,588
Petroleos Mexicanos, 5.5%, 2021	20,000	22,600

		$86,188
Emerging Market Sovereign - 0.0%
Republic of Poland, 5%, 2022	$4,000	$4,366

Energy - Independent - 0.2%
Apache Corp., 4.75%, 2043	$7,000	$7,775
Encana Corp., 3.9%, 2021	10,000	9,891
Hess Corp., 8.125%, 2019	35,000	45,051

		$62,717
Financial Institutions - 0.2%
General Electric Capital Corp., 4.625%, 2021	$20,000	$21,998
International Lease Finance Corp., 5.75%, 2016	18,000	18,262
SLM Corp., 6.25%, 2016	11,000	11,550

		$51,810
Food & Beverages - 0.2%
Anheuser-Busch InBev S.A., 5.375%, 2020	$50,000	$59,581

Food & Drug Stores - 0.2%
CVS Caremark Corp., 5.75%, 2017	$50,000	$59,049

Forest & Paper Products - 0.1%
Georgia-Pacific Corp., 5.4%, 2020 (n)	$25,000	$29,009

Insurance - 0.2%
American International Group, Inc., 4.875%, 2016	$30,000	$31,822
UnumProvident Corp., 6.85%, 2015 (n)	40,000	44,678

		$76,500
Insurance - Property & Casualty - 0.2%
Aon Corp., 6.25%, 2040	$20,000	$25,012
Chubb Corp., 6.375% to 2017, FRN to 2067	40,000	41,300
Liberty Mutual Group, Inc., 4.95%, 2022 (n)	9,000	8,944

		$75,256
International Market Quasi-Sovereign - 0.1%
Statoil A.S.A., 4.25%, 2041	$20,000	$21,192

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
International Market Sovereign - 16.0%
Commonwealth of Australia, 5.75%, 2021	AUD	195,000	$243,073
Federal Republic of Germany, 3.75%, 2013	EUR	94,000	123,332
Federal Republic of Germany, 3.75%, 2015	EUR	136,000	187,474
Federal Republic of Germany, 3.25%, 2021	EUR	78,000	113,845
Federal Republic of Germany, 6.25%, 2030	EUR	76,000	150,984
Government of Canada, 4.5%, 2015	CAD	137,000	147,606
Government of Canada, 4.25%, 2018	CAD	219,000	250,087
Government of Canada, 3.25%, 2021	CAD	38,000	42,307
Government of Canada, 5.75%, 2033	CAD	25,000	38,530
Government of Japan, 1.7%, 2017	JPY	25,600,000	342,873
Government of Japan, 1.1%, 2020	JPY	25,350,000	329,954
Government of Japan, 2.1%, 2024	JPY	19,600,000	273,799
Government of Japan, 2.2%, 2027	JPY	15,000,000	208,964
Government of Japan, 2.4%, 2037	JPY	11,700,000	163,223
Government of New Zealand, 6%, 2021	NZD	97,000	93,357
Government of Norway, 3.75%, 2021	NOK	543,000	104,938
Kingdom of Belgium, 4.25%, 2021	EUR	60,000	83,075
Kingdom of Denmark, 3%, 2021	DKK	422,000	81,449
Kingdom of Sweden, 5%, 2020	SEK	1,080,000	199,089
Kingdom of the Netherlands, 3.75%, 2014	EUR	142,000	192,208
Kingdom of the Netherlands, 5.5%, 2028	EUR	23,000	40,177
Republic of Austria, 4.65%, 2018	EUR	64,000	93,748
Republic of Finland, 3.875%, 2017	EUR	25,000	35,918
Republic of France, 6%, 2025	EUR	49,000	81,226
Republic of France, 4.75%, 2035	EUR	98,000	147,761
Republic of Italy, 4.25%, 2015	EUR	53,000	67,442
Republic of Italy, 5.25%, 2017	EUR	183,000	233,418
Republic of Italy, 3.75%, 2021	EUR	58,000	65,099
United Kingdom Treasury, 8%, 2015	GBP	126,000	248,624
United Kingdom Treasury, 5%, 2018	GBP	107,000	205,111
United Kingdom Treasury, 8%, 2021	GBP	62,000	149,291
United Kingdom Treasury, 4.25%, 2027	GBP	60,000	116,687
United Kingdom Treasury, 4.25%, 2036	GBP	77,000	148,680

			$5,003,349
Machinery & Tools - 0.1%
Case New Holland, Inc., 7.875%, 2017		$25,000	$28,875

Major Banks - 0.8%
Bank of America Corp., 5.65%, 2018		$10,000	$10,693
Bank of America Corp., 7.625%, 2019		50,000	58,794
Goldman Sachs Group, Inc., 5.75%, 2022		18,000	19,001
JPMorgan Chase & Co., 4.25%, 2020		40,000	42,021

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
Macquarie Group Ltd., 6.25%, 2021 (n)	$20,000	$19,900
PNC Financial Services Group, Inc., FRN, 6.75%, 2049	50,000	52,735
Royal Bank of Scotland PLC, 6.125%, 2021	40,000	44,437

		$247,581
Medical & Health Technology & Services - 0.1%
Aristotle Holding, Inc., 2.65%, 2017 (n)	$40,000	$40,695
Aristotle Holding, Inc., 3.9%, 2022 (n)	4,000	4,146

		$44,841
Metals & Mining - 0.2%
Teck Resources Ltd., 10.75%, 2019	$12,000	$14,430
Vale Overseas Ltd., 4.375%, 2022	14,000	14,257
Vale Overseas Ltd., 6.875%, 2039	21,000	24,536

		$53,223
Mortgage-Backed - 3.5%
Fannie Mae, 5.466%, 2015	$41,217	$45,648
Fannie Mae, 5.152%, 2016	36,743	40,999
Fannie Mae, 5.724%, 2016	27,330	31,141
Fannie Mae, 5.05%, 2017	29,032	32,380
Fannie Mae, 5.482%, 2017	25,811	29,644
Fannie Mae, 2.578%, 2018	30,000	31,279
Fannie Mae, 3.849%, 2018	29,702	32,732
Fannie Mae, 4.5%, 2034	195,642	210,560
Fannie Mae, 5.5%, 2037	38,203	41,690
Fannie Mae, 6%, 2037 - 2038	40,616	44,738
Fannie Mae, 5%, 2039	240,078	259,894
Freddie Mac, 3.882%, 2017	40,000	44,355
Freddie Mac, 2.412%, 2018 (n)	49,000	50,865
Freddie Mac, 4.5%, 2040	95,465	102,118
Ginnie Mae, 5%, 2041	80,789	89,561

		$1,087,604
Natural Gas - Pipeline - 0.1%
Energy Transfer Partners LP, 4.65%, 2021	$27,000	$27,894

Oil Services - 0.1%
Transocean, Inc., 6.5%, 2020	$40,000	$45,372

Other Banks & Diversified Financials - 0.3%
BB&T Corp., 3.95%, 2016	$40,000	$43,542
Citigroup, Inc., 6.125%, 2018	50,000	55,829
SunTrust Banks, Inc., 3.5%, 2017	9,000	9,317

		$108,688

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Real Estate - 0.2%
Simon Property Group, Inc., REIT, 5.65%, 2020	$50,000	$58,325

Retailers - 0.2%
Home Depot, Inc., 5.95%, 2041	$25,000	$32,526
Limited Brands, Inc., 7%, 2020	25,000	27,750

		$60,276
Telecommunications - Wireless - 0.0%
American Tower Corp., REIT, 4.7%, 2022	$4,000	$4,106

Tobacco - 0.2%
Altria Group, Inc., 9.7%, 2018	$40,000	$55,351

Transportation - Services - 0.0%
ERAC USA Finance Co., 2.75%, 2017 (n)	$5,000	$5,070

U.S. Government Agencies and Equivalents - 0.3%
Small Business Administration, 4.57%, 2025	$73,113	$81,491

U.S. Treasury Obligations - 19.3%
U.S. Treasury Bonds, 6.875%, 2025	$214,000	$334,275
U.S. Treasury Bonds, 5.25%, 2029	58,000	81,816
U.S. Treasury Bonds, 4.5%, 2039	206,000	279,516
U.S. Treasury Bonds, TIPS, 0.125%, 2017	89,141	94,100
U.S. Treasury Bonds, TIPS, 1.625%, 2018	71,385	81,457
U.S. Treasury Bonds, TIPS, 1.125%, 2021 (f)	224,027	257,806
U.S. Treasury Bonds, TIPS, 2.375%, 2025 (f)	258,763	340,779
U.S. Treasury Bonds, TIPS, 2%, 2026	66,075	84,323
U.S. Treasury Bonds, TIPS, 2.375%, 2027 (f)	150,597	202,083
U.S. Treasury Bonds, TIPS, 1.75%, 2028	97,742	122,461
U.S. Treasury Bonds, TIPS, 3.625%, 2028	113,801	175,564
U.S. Treasury Bonds, TIPS, 2.5%, 2029 (f)	114,663	159,122
U.S. Treasury Bonds, TIPS, 3.875%, 2029	61,580	99,500
U.S. Treasury Bonds, TIPS, 3.375%, 2032	38,886	62,643
U.S. Treasury Bonds, TIPS, 2.125%, 2040	31,934	45,327
U.S. Treasury Bonds, TIPS, 2.125%, 2041 (f)	152,340	217,418
U.S. Treasury Bonds, TIPS, 0.75%, 2042	48,874	51,268
U.S. Treasury Notes, 4.75%, 2017 (f)	247,000	296,303
U.S. Treasury Notes, 3.5%, 2020 (f)	103,000	120,349
U.S. Treasury Notes, TIPS, 2%, 2014 (f)	104,595	108,599
U.S. Treasury Notes, TIPS, 1.25%, 2014	104,366	107,750
U.S. Treasury Notes, TIPS, 2%, 2014	153,793	162,961
U.S. Treasury Notes, TIPS, 1.625%, 2015	136,157	144,688

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Notes, TIPS, 0.5%, 2015	$165,621	$171,961
U.S. Treasury Notes, TIPS, 1.875%, 2015	117,102	127,349
U.S. Treasury Notes, TIPS, 2%, 2016	136,787	151,342
U.S. Treasury Notes, TIPS, 0.125%, 2016	245,992	256,043
U.S. Treasury Notes, TIPS, 2.5%, 2016	118,483	135,635
U.S. Treasury Notes, TIPS, 2.375%, 2017	119,793	138,249
U.S. Treasury Notes, TIPS, 2.625%, 2017	85,478	101,531
U.S. Treasury Notes, TIPS, 1.375%, 2018	105,628	120,589
U.S. Treasury Notes, TIPS, 2.125%, 2019 (f)	125,380	150,015
U.S. Treasury Notes, TIPS, 1.875%, 2019	106,677	127,588
U.S. Treasury Notes, TIPS, 1.375%, 2020 (f)	201,088	233,797
U.S. Treasury Notes, TIPS, 1.25%, 2020	127,653	148,217
U.S. Treasury Notes, TIPS, 0.625%, 2021	223,560	248,989
U.S. Treasury Notes, TIPS, 0.125%, 2022	249,050	263,506

		$6,004,919
Utilities - Electric Power - 0.1%
Progress Energy, Inc., 7.05%, 2019	$30,000	$37,711
Total Bonds (Identified Cost, $13,596,821)		$14,303,177

Common Stocks - 29.4%
Aerospace - 0.6%
Honeywell International, Inc.	987	$55,119
Precision Castparts Corp.	326	53,624
Rolls-Royce Holdings PLC	2,959	39,920
United Technologies Corp.	536	40,484

		$189,147
Alcoholic Beverages - 0.4%
Heineken N.V.	2,202	$115,021

Apparel Manufacturers - 0.6%
Guess?, Inc.	1,250	$37,963
Li & Fung Ltd.	24,000	46,571
LVMH Moet Hennessy Louis Vuitton S.A.	184	28,045
NIKE, Inc., “B”	436	38,272
VF Corp.	375	50,044

		$200,895
Automotive - 0.7%
Bayerische Motoren Werke AG	566	$41,011
Delphi Automotive PLC (a)	1,120	28,560
DENSO Corp.	1,200	40,859

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Automotive - continued
GKN PLC	11,051	$31,466
Guangzhou Automobile Group Co. Ltd., “H”	30,000	25,248
Honda Motor Co. Ltd.	1,100	38,318
Kia Motors Corp.	430	28,323

		$233,785
Biotechnology - 0.2%
Gilead Sciences, Inc. (a)	1,064	$54,562

Broadcasting - 0.6%
News Corp., “A”	2,412	$53,763
Nippon Television Network Corp.	230	34,960
Publicis Groupe S.A.	485	22,180
Walt Disney Co.	1,570	76,145

		$187,048
Brokerage & Asset Managers - 0.3%
BlackRock, Inc.	227	$38,549
Franklin Resources, Inc.	358	39,734

		$78,283
Business Services - 0.3%
Accenture PLC, “A”	1,039	$62,434
Cognizant Technology Solutions Corp., “A” (a)	656	39,360

		$101,794
Cable TV - 0.4%
Comcast Corp., “Special A”	2,699	$84,749
Virgin Media, Inc.	1,437	35,048

		$119,797
Chemicals - 0.4%
3M Co.	830	$74,368
Celanese Corp.	1,249	43,240
Nufarm Ltd.	4,300	22,379

		$139,987
Computer Software - 1.2%
Autodesk, Inc. (a)	1,029	$36,005
Check Point Software Technologies Ltd. (a)	1,143	56,681
Citrix Systems, Inc. (a)	510	42,809
Microsoft Corp.	1,106	33,833
Oracle Corp.(s)	4,211	125,067
Red Hat, Inc. (a)	480	27,110

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - continued
Salesforce.com, Inc. (a)	290	$40,095

		$361,600
Computer Software - Systems - 1.4%
Apple, Inc. (a)(s)	487	$284,408
EMC Corp. (a)(s)	3,821	97,932
Hewlett-Packard Co.	2,111	42,452

		$424,792
Conglomerates - 0.1%
Hutchison Whampoa Ltd.	2,000	$17,298

Construction - 0.2%
Anhui Conch Cement Co. Ltd.	6,000	$16,457
Stanley Black & Decker, Inc.	610	39,260
Urbi Desarrollos Urbanos S.A. de C.V. (a)	22,456	21,581

		$77,298
Electrical Equipment - 0.7%
Danaher Corp. (s)	2,264	$117,909
Schneider Electric S.A.	719	40,062
Siemens AG	645	54,217

		$212,188
Electronics - 0.7%
Altera Corp.	1,070	$36,209
ASML Holding N.V.	1,122	57,693
Microchip Technology, Inc.	2,030	67,152
Taiwan Semiconductor Manufacturing Co. Ltd.	25,000	68,428

		$229,482
Energy - Independent - 1.2%
Cabot Oil & Gas Corp.	1,760	$69,344
Cairn Energy PLC	3,810	15,807
Cenovus Energy, Inc.	860	27,343
CNOOC Ltd.	20,000	40,346
EOG Resources, Inc.	540	48,659
INPEX Corp.	8	44,851
Occidental Petroleum Corp.	1,007	86,370
Reliance Industries Ltd., GDR (n)	894	23,758
WPX Energy, Inc. (a)	1,388	22,458

		$378,936

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Integrated - 1.8%
BG Group PLC	2,210	$45,234
BP PLC	13,839	92,724
Exxon Mobil Corp. (s)	2,883	246,698
Royal Dutch Shell PLC, “A”	4,910	165,400

		$550,056
Engineering - Construction - 0.4%
Fluor Corp.	1,008	$49,735
JGC Corp.	2,000	57,887
Keppel Corp. Ltd.	2,300	18,846

		$126,468
Food & Beverages - 1.1%
Groupe Danone	2,339	$145,085
Kraft Foods, Inc., “A”	2,093	80,832
M. Dias Branco S.A. Industria e Comercio de Alimentos	200	5,875
Nestle S.A.	1,686	100,572
Want Want China Holdings Ltd.	17,000	21,031

		$353,395
Food & Drug Stores - 0.2%
Lawson, Inc.	400	$27,985
William Morrison Supermarkets PLC	8,669	36,180

		$64,165
Gaming & Lodging - 0.2%
Sands China Ltd.	16,400	$52,535

General Merchandise - 0.6%
Target Corp. (s)	3,059	$178,003

Insurance - 1.5%
ACE Ltd.	1,318	$97,703
AIA Group Ltd.	20,800	71,717
Hiscox Ltd.	10,134	67,886
ING Groep N.V. (a)	9,540	64,365
Prudential Financial, Inc.	800	38,744
QBE Insurance Group Ltd.	3,184	43,898
Swiss Re Ltd.	1,239	77,838

		$462,151

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Internet - 0.5%
eBay, Inc. (a)	1,318	$55,369
Google, Inc., “A” (a)	168	97,452

		$152,821
Machinery & Tools - 0.5%
Glory Ltd.	1,400	$29,113
Joy Global, Inc.	1,063	60,304
Schindler Holding AG	445	49,764
Sinotruk Hong Kong Ltd.	35,000	21,015

		$160,196
Major Banks - 1.6%
Barclays PLC	11,529	$29,512
BNP Paribas	1,140	44,008
BOC Hong Kong Holdings Ltd.	17,000	52,208
Goldman Sachs Group, Inc.	630	60,392
JPMorgan Chase & Co. (s)	3,091	110,441
PNC Financial Services Group, Inc.	898	54,877
Standard Chartered PLC	4,240	92,436
State Street Corp.	1,350	60,264

		$504,138
Medical & Health Technology & Services - 0.3%
Diagnosticos da America S.A.	6,100	$40,120
Kobayashi Pharmaceutical Co. Ltd.	1,000	55,610

		$95,730
Medical Equipment - 0.8%
Covidien PLC	1,465	$78,378
Sonova Holding AG	427	41,204
St. Jude Medical, Inc.	1,584	63,217
Thermo Fisher Scientific, Inc.	1,534	79,630

		$262,429
Metals & Mining - 0.5%
Iluka Resources Ltd.	3,709	$43,462
Rio Tinto Ltd.	1,677	80,092
Sumitomo Metal Industries Ltd.	16,000	26,338

		$149,892
Natural Gas - Distribution - 0.3%
GDF SUEZ	2,288	$54,589
Tokyo Gas Co. Ltd.	6,000	30,642

		$85,231

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Network & Telecom - 0.2%
Finisar Corp. (a)	2,243	$33,555
Juniper Networks, Inc. (a)	2,040	33,272

		$66,827
Oil Services - 0.3%
AMEC PLC	1,336	$21,086
Dresser-Rand Group, Inc. (a)	545	24,274
Schlumberger Ltd.	704	45,697

		$91,057
Other Banks & Diversified Financials - 2.0%
Bank Rakyat Indonesia	66,500	$45,511
DBS Group Holdings Ltd.	6,000	66,228
Discover Financial Services	1,451	50,176
Fifth Third Bancorp	4,575	61,305
ICICI Bank Ltd., ADR	1,214	39,346
Itau Unibanco Holding S.A., IPS	4,200	59,158
Julius Baer Group Ltd.	975	35,301
Komercni Banka A.S.	302	52,415
National Bank of Canada	710	50,748
Siam Commercial Bank Co. Ltd.	12,900	59,707
Visa, Inc., “A”	805	99,522

		$619,417
Pharmaceuticals - 1.5%
Abbott Laboratories	1,279	$82,457
Bayer AG	1,381	99,582
Pfizer, Inc. (s)	5,339	122,797
Roche Holding AG	569	98,225
Santen Pharmaceutical Co. Ltd.	1,500	61,456

		$464,517
Precious Metals & Minerals - 0.1%
Newcrest Mining Ltd.	1,426	$33,192

Railroad & Shipping - 0.2%
East Japan Railway Co.	300	$18,835
Union Pacific Corp.	445	53,093

		$71,928
Real Estate - 0.3%
GSW Immobilien AG	1,061	$36,226
Hang Lung Properties Ltd.	14,000	47,656

		$83,882

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Restaurants - 0.2%
Ajisen China Holdings Ltd.	9,000	$6,249
YUM! Brands, Inc.	748	48,186

		$54,435
Specialty Chemicals - 0.6%
Airgas, Inc.	595	$49,986
Akzo Nobel N.V.	1,655	77,851
Linde AG	389	60,590

		$188,427
Specialty Stores - 0.3%
Industria de Diseno Textil S.A.	343	$35,476
Tiffany & Co.	540	28,593
Urban Outfitters, Inc. (a)	1,517	41,854

		$105,923
Telecommunications - Wireless - 0.9%
American Tower Corp., REIT	447	$31,250
KDDI Corp.	10	64,503
TIM Participacoes S.A., ADR	1,764	48,439
Vodafone Group PLC	52,120	146,438

		$290,630
Telephone Services - 0.4%
AT&T, Inc.	1,542	$54,988
China Unicom (Hong Kong) Ltd.	14,000	17,613
Telecom Italia S.p.A.	40,326	32,438
Telecom Italia S.p.A.	22,021	21,700
Ziggo N.V.	330	10,518

		$137,257
Tobacco - 0.9%
Japan Tobacco, Inc.	5,600	$165,948
Philip Morris International, Inc.	1,264	110,297

		$276,245
Trucking - 0.3%
Expeditors International of Washington, Inc.	1,547	$59,946
Yamato Holdings Co. Ltd.	2,600	41,862

		$101,808
Utilities - Electric Power - 0.9%
CEZ A.S.	1,546	$53,427
CMS Energy Corp.	4,162	97,807
Edison International	1,291	59,644

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - continued
Energias do Brasil S.A.	3,300	$21,178
Tractebel Energia S.A.	2,168	40,100

		$272,156
Total Common Stocks (Identified Cost, $9,175,563)		$9,176,824

Underlying Affiliated Funds - 20.3%
MFS Commodity Strategy Fund - Class I (v)	499,031	$4,601,068
MFS Global Real Estate Fund - Class I (v)	125,019	1,717,762
Total Underlying Affiliated Funds (Identified Cost, $7,789,186)		$6,318,830

	First Exercise

Warrants - 0.2%
Metals & Mining - 0.1%
Merrill Lynch (Steel Authority of India Ltd. - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	5/30/16	16,458	$27,087

Other Banks & Diversified Financials - 0.1%
Deutsche Bank (Federal Bank Ltd. - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)	5/29/18	3,542	$28,556
Total Warrants (Identified Cost, $67,165)			$55,643

Money Market Funds - 3.6%
MFS Institutional Money Market Portfolio, 0.14%, at Cost and Net Asset Value (v)		1,139,014	$1,139,014
Total Investments (Identified Cost, $31,767,749)			$30,993,488

Securities Sold Short - (0.1)%
Business Services - (0.1)%
Computer Sciences Corp.		(960)	$(23,827)

Machinery & Tools - 0.0%
Manitowoc Co., Inc.		(600)	$(7,020)
Terex Corp. (a)		(370)	(6,597)
			$(13,617)
Total Securities Sold Short (Proceeds Received, $43,313)			$(37,444)

Other Assets, Less Liabilities - 0.7%			215,310
Net Assets - 100.0%			$31,171,354

Portfolio of Investments – continued

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $310,520, representing 1.0% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
GDR	Global Depositary Receipt
IPS	International Preference Stock
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRL	Turkish Lira
ZAR	South African Rand

Portfolio of Investments – continued

Derivative Contracts at 6/30/12

Forward Foreign Currency Exchange Contracts at 6/30/12

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	JPMorgan Chase Bank N.A.	927,631	8/07/12	$918,000	$946,299	$28,299
SELL	AUD	Barclays Bank PLC	5,000	7/13/12	5,121	5,113	8
SELL	AUD	Citibank N.A.	3,000	7/13/12	3,086	3,068	18
SELL	AUD	JPMorgan Chase Bank N.A.	823,589	8/07/12	840,596	840,163	433
BUY	CAD	Barclays Bank PLC	4,000	7/13/12	3,885	3,929	44
BUY	CAD	JPMorgan Chase Bank N.A.	845,040	8/07/12	824,000	829,381	5,381
SELL	CAD	Barclays Bank PLC	42,162	7/13/12	42,647	41,404	1,243
SELL	CAD	Goldman Sachs International	3,010	7/13/12	3,000	2,956	44
SELL	CAD	JPMorgan Chase Bank N.A.	974,808	8/07/12	973,000	956,743	16,257
SELL	CAD	Merrill Lynch International Bank LTD	145,012	7/13/12	144,657	142,402	2,255
BUY	CHF	Deutsche Bank AG	3,000	7/13/12	3,121	3,161	40
SELL	CHF	Goldman Sachs International	491,179	8/06/12	537,718	517,900	19,818
SELL	CHF	JPMorgan Chase Bank N.A.	2,389,257	8/06/12	2,615,686	2,519,239	96,447
BUY	DKK	Barclays Bank PLC	27,000	7/13/12	4,584	4,597	13
BUY	EUR	Barclays Bank PLC	84,044	7/13/12	105,905	106,366	461
SELL	EUR	Barclays Bank PLC	51,068	7/13/12	66,483	64,631	1,852

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	EUR	Citibank N.A.	10,553	7/13/12	$13,412	$13,356	$56
SELL	EUR	Deutsche Bank AG	27,000	7/13/12	34,990	34,171	819
SELL	EUR	Goldman Sachs International	16,536	7/13/12	21,112	20,928	184
BUY	GBP	Deutsche Bank AG	3,000	7/13/12	4,614	4,698	84
BUY	GBP	JPMorgan Chase Bank N.A.	55,143	8/06/12	86,000	86,355	355
SELL	GBP	Barclays Bank PLC	82,171	7/13/12	130,159	128,689	1,470
SELL	GBP	Deutsche Bank AG	50,740	7/13/12	80,406	79,464	942
SELL	GBP	JPMorgan Chase Bank N.A.	11,767	8/06/12	19,000	18,427	573
BUY	HUF	UBS AG	10,000	8/21/12	44	44	0
BUY	JPY	Barclays Bank PLC	6,295,000	7/13/12	78,062	78,763	701
BUY	JPY	Credit Suisse Group	68,777,236	7/13/12	850,551	860,537	9,986
BUY	JPY	UBS AG	1,092,000	7/13/12	13,636	13,663	27
SELL	JPY	Citibank N.A.	382,000	7/13/12	4,817	4,780	37
SELL	JPY	Credit Suisse Group	1,820,488	7/13/12	22,943	22,778	165
SELL	JPY	Deutsche Bank AG	1,114,000	7/13/12	14,228	13,938	290
SELL	JPY	Goldman Sachs International	49,305,464	7/13/12- 8/06/12	620,713	617,095	3,618
SELL	JPY	UBS AG	5,506,108	7/13/12	69,020	68,892	128
BUY	KRW	JPMorgan Chase Bank N.A.	115,095,000	7/13/12	98,330	100,420	2,090
BUY	MXN	JPMorgan Chase Bank N.A.	1,103,425	7/13/12	80,374	82,636	2,262
SELL	MXN	Deutsche Bank AG	647,000	7/13/12	48,690	48,454	236

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
BUY	MYR	JPMorgan Chase Bank N.A.	60,709	7/13/12	$19,059	$19,105	$46
BUY	NOK	Citibank N.A.	13,000	7/13/12	2,164	2,185	21
BUY	NOK	Goldman Sachs International	11,000	7/13/12	1,824	1,849	25
BUY	NOK	JPMorgan Chase Bank N.A.	1,695,447	8/06/12	281,000	284,667	3,667
SELL	NOK	Barclays Bank PLC	391,039	7/12/12	67,027	65,715	1,312
SELL	NOK	Credit Suisse Group	12,000	7/13/12	2,053	2,017	36
SELL	NOK	Deutsche Bank AG	13,000	7/13/12	2,220	2,185	35
SELL	NOK	JPMorgan Chase Bank N.A.	2,138,197	8/06/12	370,469	359,005	11,464
SELL	NOK	UBS AG	19,000	7/13/12	3,291	3,193	98
BUY	NZD	JPMorgan Chase Bank N.A.	623,723	8/06/12	491,000	498,140	7,140
SELL	NZD	Barclays Bank PLC	20,343	7/12/12	16,450	16,274	176
SELL	PLN	Citibank N.A.	2,000	7/12/12	626	600	26
BUY	SEK	Deutsche Bank AG	12,000	7/13/12	1,699	1,734	35
BUY	SEK	JPMorgan Chase Bank N.A.	6,185,466	8/06/12	862,000	893,062	31,062
SELL	SEK	Credit Suisse Group	669,587	7/13/12	98,085	96,761	1,324
SELL	SEK	Deutsche Bank AG	10,000	7/13/12	1,468	1,445	23
SELL	SEK	Morgan Stanley Capital Services, Inc.	96,786	7/13/12	14,165	13,986	179
BUY	ZAR	Goldman Sachs International	230,000	7/13/12	27,473	28,092	619

							$253,924

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	AUD	Citibank N.A.	47,000	7/13/12	$46,658	$48,059	$(1,401)
SELL	AUD	JPMorgan Chase Bank N.A.	848,494	8/07/12	851,000	865,569	(14,569)
SELL	AUD	Morgan Stanley Capital Services, Inc.	3,018	7/13/12	3,000	3,086	(86)
SELL	AUD	UBS AG	15,273	7/13/12	15,559	15,617	(58)
SELL	AUD	WESTPAC BANKING CORPORATION	68,083	7/13/12	69,349	69,617	(268)
BUY	CAD	Barclays Bank PLC	6,000	7/13/12	6,059	5,892	(167)
BUY	CAD	JPMorgan Chase Bank N.A.	119,670	8/07/12	120,742	117,453	(3,289)
SELL	CAD	Citibank N.A.	2,000	7/13/12	1,921	1,964	(43)
SELL	CAD	JPMorgan Chase Bank N.A.	120,412	8/07/12	117,000	118,180	(1,180)
SELL	CAD	Morgan Stanley Capital Services, Inc.	8,000	7/13/12	7,780	7,856	(76)
BUY	CHF	Goldman Sachs International	452,545	8/06/12	491,000	477,165	(13,835)
BUY	CHF	JPMorgan Chase Bank N.A.	2,433,333	8/06/12	2,640,000	2,565,713	(74,287)
BUY	CHF	UBS AG	74,000	7/13/12	80,809	77,982	(2,827)
BUY	CZK	UBS AG	236,000	7/13/12	12,451	11,702	(749)
BUY	DKK	Goldman Sachs International	29,398	7/13/12	5,167	5,005	(162)
SELL	DKK	Barclays Bank PLC	71,591	7/13/12	12,079	12,189	(110)
SELL	DKK	Credit Suisse Group	237,683	7/13/12	39,634	40,468	(834)
BUY	EUR	Barclays Bank PLC	21,000	7/13/12	26,972	26,578	(394)
BUY	EUR	Citibank N.A.	91,925	7/13/12	118,748	116,341	(2,407)
BUY	EUR	Credit Suisse Group	28,361	7/13/12	36,703	35,894	(809)
BUY	EUR	Deutsche Bank AG	31,000	7/13/12	41,083	39,234	(1,849)

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	EUR	Goldman Sachs International	285,593	8/06/12	$372,626	$361,518	$(11,108)
BUY	EUR	JPMorgan Chase Bank N.A.	538,419	7/13/12	703,972	681,423	(22,549)
SELL	EUR	Barclays Bank PLC	8,000	7/13/12	10,007	10,125	(118)
SELL	EUR	Citibank N.A.	21,000	7/13/12	25,988	26,578	(590)
SELL	EUR	Deutsche Bank AG	47,000	7/13/12	58,897	59,483	(586)
SELL	EUR	Goldman Sachs International	296,964	8/06/12	371,000	375,912	(4,912)
SELL	EUR	Merrill Lynch International Bank LTD	8,000	7/13/12	9,971	10,125	(154)
BUY	GBP	Deutsche Bank AG	5,000	7/13/12	8,059	7,831	(228)
BUY	GBP	JPMorgan Chase Bank N.A.	1,448,266	8/06/12	2,343,468	2,268,011	(75,457)
BUY	GBP	UBS AG	4,000	7/13/12	6,463	6,264	(199)
SELL	GBP	Barclays Bank PLC	3,000	7/13/12	4,675	4,698	(23)
SELL	GBP	Credit Suisse Group	40,838	7/13/12	63,836	63,956	(120)
SELL	GBP	JPMorgan Chase Bank N.A.	499,633	8/06/12	778,000	782,434	(4,434)
BUY	JPY	Barclays Bank PLC	1,974,000	7/13/12	24,852	24,699	(153)
BUY	JPY	Citibank N.A.	844,000	7/13/12	10,582	10,560	(22)
BUY	JPY	Credit Suisse Group	1,568,000	7/13/12	19,962	19,619	(343)
BUY	JPY	JPMorgan Chase Bank N.A.	13,913,606	7/13/12- 8/06/12	174,580	174,140	(440)
BUY	JPY	UBS AG	5,201,150	7/13/12	65,486	65,077	(409)
SELL	JPY	Barclays Bank PLC	112,000	7/13/12	1,391	1,401	(10)

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
SELL	JPY	Credit Suisse Group	4,482,909	7/13/12	$55,666	$56,090	$(424)
SELL	JPY	Goldman Sachs International	83,682,732	8/06/12	1,044,846	1,047,389	(2,543)
SELL	JPY	JPMorgan Chase Bank N.A.	86,456,025	7/13/12- 8/06/12	1,079,414	1,082,098	(2,684)
SELL	JPY	UBS AG	563,000	7/13/12	7,018	7,044	(26)
BUY	NOK	JPMorgan Chase Bank N.A.	467,980	8/06/12	80,000	78,574	(1,426)
SELL	NOK	Goldman Sachs International	128,925	7/13/12	21,398	21,665	(267)
SELL	NOK	JPMorgan Chase Bank N.A.	6,839,782	8/06/12	1,129,000	1,148,405	(19,405)
BUY	NZD	JPMorgan Chase Bank N.A.	1,494,600	8/06/12	1,204,842	1,193,671	(11,171)
SELL	NZD	Citibank N.A.	79,172	7/13/12	60,625	63,332	(2,707)
SELL	NZD	JPMorgan Chase Bank N.A.	3,707,495	8/06/12	2,886,000	2,961,012	(75,012)
SELL	NZD	UBS AG	2,562	7/13/12	2,000	2,050	(50)
BUY	PLN	Barclays Bank PLC	14,000	7/12/12	4,303	4,197	(106)
BUY	PLN	UBS AG	75,000	7/12/12	22,822	22,486	(336)
BUY	SEK	Goldman Sachs International	11,639,983	8/06/12	1,714,346	1,680,588	(33,758)
BUY	SEK	JPMorgan Chase Bank N.A.	701,252	8/06/12	102,000	101,247	(753)
SELL	SEK	Citibank N.A.	176,473	7/13/12	24,558	25,502	(944)
SELL	SEK	Credit Suisse Group	18,000	7/13/12	2,503	2,601	(98)
SELL	SEK	Goldman Sachs International	9,210,619	7/13/12- 8/06/12	1,297,855	1,329,840	(31,985)
BUY	SGD	Deutsche Bank AG	21,000	7/13/12	16,646	16,578	(68)

Portfolio of Investments – continued

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	THB	HSBC Bank	723,000	9/20/12	$22,862	$22,808	$(54)
BUY	THB	JPMorgan Chase Bank N.A.	24,000	7/31/12	773	759	(14)

							$(425,086)

Futures Contracts Outstanding at 6/30/12

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
Bovespa Index (Long)	BRL	59	$1,608,701	August - 2012	$9,175
FTSE/MIB Index (Long)	EUR	9	819,334	September - 2012	87,806
IBEX 35 Index (Long)	EUR	9	798,257	July - 2012	67,860
CAC 40 Index (Long)	EUR	25	1,012,976	July - 2012	52,327
AEX Index (Long)	EUR	4	312,059	July - 2012	13,093
FTSE 100 Index (Long)	GBP	21	1,819,742	September - 2012	40,976
Hang Seng China Enterprises Index (Long)	HKD	8	498,228	July - 2012	14,670
MSCI Singapore Index (Long)	SGD	10	529,063	July - 2012	20,183
TurkDEX-ISE 30 Index (Long)	TRL	134	569,400	August - 2012	14,344
MSCI Taiwan Index (Long)	USD	11	280,242	July - 2012	9,612
NIFTY Index (Long)	USD	4	42,581	July - 2012	1,362

					$331,408

Interest Rate Futures
United Kingdom Treasury 10 yr (Short)	GBP	5	$932,721	September - 2012	$3,105

					$334,513

Liability Derivatives
Equity Futures
Australian SPI 200 Index (Long)	AUD	3	$313,021	September - 2012	$(3,169)
S&P/TSE 60 Index (Short)	CAD	15	1,948,924	September - 2012	(49,627)
DAX Index (Short)	EUR	1	203,197	September - 2012	(8,408)
Hang Seng Index (Short)	HKD	6	759,499	July - 2012	(29,387)
Nikkei 225 Index (Short)	JPY	3	339,737	September - 2012	(16,640)
KOSPI 200 Index (Short)	KRW	6	648,757	September - 2012	(19,002)
Mexico Bolsa Index (Short)	MXN	11	333,982	September - 2012	(16,481)
OMX 30 Index (Short)	SEK	57	851,704	July - 2012	(39,938)
E-Mini S&P 500 Index (Short)	USD	13	881,660	September - 2012	(36,569)

Portfolio of Investments – continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
Equity Futures - continued
Russell 2000 Mini (Short)	USD	9	$715,860	September -2012	$(45,207)
FTSE Top 40 Index (Long)	ZAR	32	1,163,666	September -2012	(31,014)

					$(295,442)

Interest Rate Futures
Australian Treasury Bond 10 yr (Long)	AUD	5	$642,030	September -2012	$(1,279)
Canadian Treasury Bond 10 yr (Short)	CAD	25	3,399,715	September -2012	(24,340)
German Euro Bond (Long)	EUR	6	1,069,853	September -2012	(5,330)

					$(30,949)

					$(326,391)

At June 30, 2012, the fund had cash collateral of $49,262 and liquid securities with an aggregate value of $2,079,328 to cover any commitments for securities sold short and certain derivative contracts. Cash collateral includes “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 6/30/12

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $24,309,905)	$23,535,644
Underlying affiliated funds, at cost and value	7,457,844
Total investments, at value (identified cost, $31,767,749)	$30,993,488
Foreign currency, at value (identified cost, $19,703)	19,958
Deposits with brokers	49,262
Receivables for
Forward foreign currency exchange contracts	253,924
Daily variation margin on open futures contracts	168,387
Investments sold	135,485
Fund shares sold	13,154
Interest and dividends	148,466
Receivable from investment adviser	29,025
Other assets	290
Total assets	$31,811,439
Liabilities
Payable to custodian	$494
Payables for
Dividends on securities sold short	120
Securities sold short, at value (proceeds received, $43,313)	37,444
Forward foreign currency exchange contracts	425,086
Investments purchased	91,069
Fund shares reacquired	19,057
Payable to affiliates
Shareholder servicing costs	1,554
Distribution and service fees	337
Payable for independent Trustees’ compensation	10
Accrued expenses and other liabilities	64,914
Total liabilities	$640,085
Net assets	$31,171,354
Net assets consist of
Paid-in capital	$34,038,260
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $2,075 deferred country tax)	(934,752)
Accumulated distributions in excess of net realized gain on investments and foreign currency	(1,768,158)
Accumulated distributions in excess of net investment income	(163,996)
Net assets	$31,171,354
Shares of beneficial interest outstanding	3,457,602

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,826,797	535,857	$9.01
Class B	601,290	66,990	8.98
Class C	2,223,177	247,778	8.97
Class I	23,150,441	2,565,959	9.02
Class R1	91,761	10,197	9.00
Class R2	92,339	10,248	9.01
Class R3	92,629	10,274	9.02
Class R4	92,920	10,299	9.02
(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.56 [100 / 94.25 x $9.01]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 6/30/12

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$377,311
Dividends	231,904
Dividends from underlying affiliated funds	74,527
Foreign taxes withheld	(11,432)
Total investment income	$672,310
Expenses
Management fee	$214,369
Distribution and service fees	30,407
Shareholder servicing costs	11,386
Administrative services fee	17,524
Independent Trustees’ compensation	712
Custodian fee	80,556
Shareholder communications	22,000
Audit and tax fees	45,844
Legal fees	1,416
Registration fees	102,875
Dividend and interest expense on securities sold short	710
Miscellaneous	29,990
Total expenses	$557,789
Fees paid indirectly	(76)
Reduction of expenses by investment adviser	(224,441)
Net expenses	$333,272
Net investment income	$339,038
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments from non-affiliated issuers (net of $268 country tax)	$(430,341)
Investment in underlying affiliated funds	(131,225)
Capital gain distributions from underlying funds	706,037
Written options	355
Futures contracts	(1,702,080)
Securities sold short	7,095
Foreign currency	(690,320)
Net realized gain (loss) on investments and foreign currency	$(2,240,479)
Change in unrealized appreciation (depreciation)
Investments (net of $2,075 increase in deferred country tax)	$(970,551)
Futures contracts	(22,509)
Securities sold short	7,206
Translation of assets and liabilities in foreign currencies	44,065
Net unrealized gain (loss) on investments and foreign currency translation	$(941,789)
Net realized and unrealized gain (loss) on investments and foreign currency	$(3,182,268)
Change in net assets from operations	$(2,843,230)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 6/30/12	Period ended 6/30/11 (c)
Change in net assets
From operations
Net investment income	$339,038	$156,429
Net realized gain (loss) on investments and foreign currency	(2,240,479)	392,039
Net unrealized gain (loss) on investments and foreign currency translation	(941,789)	7,037
Change in net assets from operations	$(2,843,230)	$555,505
Distributions declared to shareholders
From net investment income	$(326,674)	$(162,229)
From net realized gain on investments	(89,929)	—
From tax return of capital	(235,635)	—
Total distributions declared to shareholders	$(652,238)	$(162,229)
Change in net assets from fund share transactions	$7,631,707	$26,641,839
Total change in net assets	$4,136,239	$27,035,115
Net assets
At beginning of period	27,035,115	—
At end of period (including accumulated distributions in excess of net investment income of $163,996 and undistributed net investment income of $247,798, respectively)	$31,171,354	$27,035,115

(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011 through the stated period end.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 6/30/12	Period ended 6/30/11 (c)
Net asset value, beginning of period	$10.15	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(1.04)	0.16
Total from investment operations	$(0.94)	$0.21
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.06)
From net realized gain on investments	(0.03)	—
From tax return of capital	(0.07)	—
Total distributions declared to shareholders	$(0.20)	$(0.06)
Net asset value, end of period (x)	$9.01	$10.15
Total return (%) (r)(s)(t)(x)	(9.28)	2.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.11	2.08	(a)
Expenses after expense reductions (f)(h)	1.27	1.27	(a)
Net investment income	1.07	1.96	(a)
Portfolio turnover	48	28	(n)
Net assets at end of period (000 omitted)	$4,827	$862
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.27	1.27	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended 6/30/12	Period ended 6/30/11 (c)
Net asset value, beginning of period	$10.15	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(1.04)	0.16
Total from investment operations	$(1.01)	$0.20
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.05)
From net realized gain on investments	(0.03)	—
From tax return of capital	(0.05)	—
Total distributions declared to shareholders	$(0.16)	$(0.05)
Net asset value, end of period (x)	$8.98	$10.15
Total return (%) (r)(s)(t)(x)	(9.99)	1.99	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.83	2.80	(a)
Expenses after expense reductions (f)(h)	2.02	2.02	(a)
Net investment income	0.29	1.35	(a)
Portfolio turnover	48	28	(n)
Net assets at end of period (000 omitted)	$601	$202
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	2.02	2.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended 6/30/12	Period ended 6/30/11 (c)
Net asset value, beginning of period	$10.14	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(1.04)	0.16
Total from investment operations	$(1.01)	$0.19
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.05)
From net realized gain on investments	(0.03)	—
From tax return of capital	(0.05)	—
Total distributions declared to shareholders	$(0.16)	$(0.05)
Net asset value, end of period (x)	$8.97	$10.14
Total return (%) (r)(s)(t)(x)	(10.02)	1.95	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.85	2.84	(a)
Expenses after expense reductions (f)(h)	2.02	2.02	(a)
Net investment income	0.31	1.15	(a)
Portfolio turnover	48	28	(n)
Net assets at end of period (000 omitted)	$2,223	$648
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	2.02	2.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended 6/30/12	Period ended 6/30/11 (c)
Net asset value, beginning of period	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(1.04)	0.16
Total from investment operations	$(0.92)	$0.22
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.06)
From net realized gain on investments	(0.03)	—
From tax return of capital	(0.08)	—
Total distributions declared to shareholders	$(0.22)	$(0.06)
Net asset value, end of period (x)	$9.02	$10.16
Total return (%) (r)(s)(x)	(9.13)	2.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.76	1.79	(a)
Expenses after expense reductions (f)(h)	1.02	1.02	(a)
Net investment income	1.23	2.39	(a)
Portfolio turnover	48	28	(n)
Net assets at end of period (000 omitted)	$23,150	$24,915
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.02	1.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Year ended 6/30/12	Period ended 6/30/11 (c)
Net asset value, beginning of period	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(1.03)	0.16
Total from investment operations	$(1.01)	$0.20
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.04)
From net realized gain on investments	(0.03)	—
From tax return of capital	(0.05)	—
Total distributions declared to shareholders	$(0.15)	$(0.04)
Net asset value, end of period (x)	$9.00	$10.16
Total return (%) (r)(s)(x)	(10.02)	1.99	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.76	2.79	(a)
Expenses after expense reductions (f)(h)	2.02	2.02	(a)
Net investment income	0.22	1.39	(a)
Portfolio turnover	48	28	(n)
Net assets at end of period (000 omitted)	$92	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	2.02	2.02	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended 6/30/12	Period ended 6/30/11 (c)
Net asset value, beginning of period	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(1.04)	0.16
Total from investment operations	$(0.97)	$0.21
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.05)
From net realized gain on investments	(0.03)	—
From tax return of capital	(0.06)	—
Total distributions declared to shareholders	$(0.18)	$(0.05)
Net asset value, end of period (x)	$9.01	$10.16
Total return (%) (r)(s)(x)	(9.57)	2.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.26	2.29	(a)
Expenses after expense reductions (f)(h)	1.52	1.52	(a)
Net investment income	0.72	1.90	(a)
Portfolio turnover	48	28	(n)
Net assets at end of period (000 omitted)	$92	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.52	1.52	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Year ended 6/30/12	Period ended 6/30/11 (c)
Net asset value, beginning of period	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(1.03)	0.16
Total from investment operations	$(0.94)	$0.22
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.06)
From net realized gain on investments	(0.03)	—
From tax return of capital	(0.07)	—
Total distributions declared to shareholders	$(0.20)	$(0.06)
Net asset value, end of period (x)	$9.02	$10.16
Total return (%) (r)(s)(x)	(9.30)	2.17	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.01	2.04	(a)
Expenses after expense reductions (f)(h)	1.27	1.27	(a)
Net investment income	0.97	2.14	(a)
Portfolio turnover	48	28	(n)
Net assets at end of period (000 omitted)	$93	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.27	1.27	(a)

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended 6/30/12	Period ended 6/30/11 (c)
Net asset value, beginning of period	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(1.03)	0.16
Total from investment operations	$(0.92)	$0.22
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.06)
From net realized gain on investments	(0.03)	—
From tax return of capital	(0.08)	—
Total distributions declared to shareholders	$(0.22)	$(0.06)
Net asset value, end of period (x)	$9.02	$10.16
Total return (%) (r)(s)(x)	(9.13)	2.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.76	1.79	(a)
Expenses after expense reductions (f)(h)	1.02	1.02	(a)
Net investment income	1.22	2.39	(a)
Portfolio turnover	48	28	(n)
Net assets at end of period (000 omitted)	$93	$102
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale dividend and interest expense (f)(h)	1.02	1.02	(a)

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Multi-Asset Fund (the fund) is a series of MFS Series Trust XVI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11, Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Although still evaluating the potential impacts of ASU 2011-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or

Notes to Financial Statements – continued

exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets.

Notes to Financial Statements – continued

Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of June 30, 2012 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$4,723,825	$—	$—	$4,723,825
United Kingdom	15,807	848,373	—	864,180
Japan	61,456	677,711	—	739,167
Switzerland	—	402,904	—	402,904
France	145,085	188,884	—	333,969
Netherlands	68,211	257,237	—	325,448
Germany	36,226	255,400	—	291,626
Hong Kong	—	287,985	—	287,985
Brazil	214,871	—	—	214,871
Other Countries	319,154	729,338	—	1,048,492
U.S. Treasury Bonds & U.S. Government Agency Equivalents	—	6,086,410	—	6,086,410
Non-U.S. Sovereign Debt	—	5,115,098	—	5,115,098
Corporate Bonds	—	1,403,904	—	1,403,904
Residential Mortgage-Backed Securities	—	1,087,604	—	1,087,604

Notes to Financial Statements – continued

Investments at Value	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities	$—	$443,868	$—	$443,868
Foreign Bonds	—	166,293	—	166,293
Mutual Funds	7,457,844	—	—	7,457,844
Total Investments	$13,042,479	$17,951,009	$—	$30,993,488
Short Sales	$(37,444)	$—	$—	$(37,444)

Other Financial Instruments
Futures Contracts	$(166,553)	$174,675	$—	$8,122
Forward Foreign Currency Exchange Contracts	—	(171,162)	—	(171,162)

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,772,647 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $17,613 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options, purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at June 30, 2012 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$3,105	$(30,949)
Foreign Exchange	Forward Foreign Currency Exchange	253,924	(425,086)
Equity	Equity Futures	331,408	(295,442)
Total		$588,437	$(751,477)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended June 30, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency Transactions	Investment Transactions (Purchased Options)	Written Options
Interest Rate	$(340,715)	$—	$(8,580)	$—
Foreign Exchange	—	(615,519)	—	—
Equity	(1,361,365)	—	(64,652)	355
Total	$(1,702,080)	$(615,519)	$(73,232)	$355

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended June 30, 2012 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$(36,860)	$—	$—
Foreign Exchange	—	46,096	—
Equity	14,351	—	14,550
Total	$(22,509)	$46,096	$14,550

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote call options on securities that it anticipated the price would decline and also wrote put options on securities that it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could

Notes to Financial Statements – continued

result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability on the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker. For over-the-counter options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Written Options

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Options written	12	552
Options closed	(2)	(148)
Options exercised	(4)	(175)
Options expired	(6)	(229)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference

Notes to Financial Statements – continued

between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract

Notes to Financial Statements – continued

settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended June 30, 2012, this expense amounted to $710. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Zero Strike Warrants – The fund invested in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets that place restrictions on investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as “Dividend income” in the Statement of Operations. Risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond

Notes to Financial Statements – continued

is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended June 30, 2012, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items

Notes to Financial Statements – continued

of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	6/30/12	6/30/11
Ordinary income (including any short-term capital gains)	$326,818	$162,229
Long-term capital gains	89,785	—
	$416,603	$162,229
Tax return of capital (b)	235,635	—
Total distributions	$652,238	$162,229

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/12
Cost of investments	$32,042,002
Gross appreciation	1,399,540
Gross depreciation	(2,448,054)
Net unrealized appreciation (depreciation)	$(1,048,514)
Capital loss carryforwards	(583,304)
Post-October capital loss deferral	(1,031,127)
Late year ordinary loss deferral	(324,953)
Other temporary differences	120,992

As of June 30, 2012, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(583,304)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after

Notes to Financial Statements – continued

purchase. The fund’s distributions declared to shareholders as reported on the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments		From tax return of capital
	Year ended 6/30/12	Period ended 6/30/11 (c)	Year ended 6/30/12	Period ended 6/30/11 (c)	Year ended 6/30/12	Period ended 6/30/11 (c)
Class A	$34,479	$4,490	$10,493	$—	$24,870	$—
Class B	3,985	961	1,579	—	2,875	—
Class C	11,209	3,207	4,458	—	8,086	—
Class I	273,343	151,492	72,231	—	197,167	—
Class R1	679	387	291	—	489	—
Class R2	888	505	292	—	640	—
Class R3	993	564	292	—	716	—
Class R4	1,098	623	293	—	792	—
Total	$326,674	$162,229	$89,929	$—	$235,635	$—

(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly on average daily net assets, excluding net assets invested in the MFS Commodity Strategy Fund and the MFS Global Real Estate Fund, at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

The management fee incurred for the year ended June 30, 2012 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets and 0.90% of the fund’s average daily net assets excluding the average daily net assets invested in the MFS Commodity Strategy Fund and the MFS Global Real Estate Fund.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles) such that total annual fund operating expenses do not exceed the following rates annually of each class’ average daily net assets.

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
1.27%	2.02%	2.02%	1.02%	2.02%	1.52%	1.27%	1.02%

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2013. For the year ended June 30, 2012, this reduction amounted to $224,325 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $9,660 for the year ended June 30, 2012, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$8,526
Class B	0.75%	0.25%	1.00%	1.00%	4,913
Class C	0.75%	0.25%	1.00%	1.00%	15,308
Class R1	0.75%	0.25%	1.00%	1.00%	947
Class R2	0.25%	0.25%	0.50%	0.50%	475
Class R3	—	0.25%	0.25%	0.25%	238
Total Distribution and Service Fees					$30,407

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended June 30, 2012 based on each class’ average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended June 30, 2012, were as follows:

Amount
Class A	$—
Class B	372
Class C	411

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing

Notes to Financial Statements – continued

agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended June 30, 2012, the fee was $4,249, which equated to 0.0143% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended June 30, 2012, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $7,137.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2012 was equivalent to an annual effective rate of 0.0591% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended June 30, 2012, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $259 and are included in “Miscellaneous” expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $116, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” on the Statement of Operations. This money market fund does not pay a management fee to MFS.

On March 30, 2011, MFS purchased 10,000 shares each of Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4, and 2,430,000 shares of Class I for an aggregate amount of $25,000,000.

Notes to Financial Statements – continued

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$5,582,033	$5,554,719
Investments (non-U.S. Government securities)	$13,336,810	$8,050,229

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/12		Period ended 6/30/11 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	529,837	$5,060,293	87,332	$886,958
Class B	68,773	649,565	19,843	200,050
Class C	213,368	1,994,859	63,585	645,874
Class I	171,373	1,608,677	2,437,520	24,376,099
Class R1	—	—	10,000	100,000
Class R2	—	—	10,000	100,000
Class R3	—	—	10,000	100,000
Class R4	—	—	10,000	100,000
	983,351	$9,313,394	2,648,280	$26,508,981

Shares issued to shareholders in reinvestment of distributions
Class A	5,512	$50,815	364	$3,646
Class B	918	8,439	96	961
Class C	2,470	22,730	321	3,207
Class I	58,858	542,125	15,134	151,492
Class R1	158	1,459	39	387
Class R2	198	1,820	50	505
Class R3	218	2,001	56	564
Class R4	237	2,183	62	623
	68,569	$631,572	16,122	$161,385

Shares reacquired
Class A	(84,372)	$(779,183)	(2,816)	$(28,271)
Class B	(22,615)	(214,176)	(25)	(256)
Class C	(31,966)	(290,972)	—	—
Class I	(116,926)	(1,028,928)	—	—
	(255,879)	$(2,313,259)	(2,841)	$(28,527)

Notes to Financial Statements – continued

	Year ended 6/30/12		Period ended 6/30/11 (c)
	Shares	Amount	Shares	Amount
Net change
Class A	450,977	$4,331,925	84,880	$862,333
Class B	47,076	443,828	19,914	200,755
Class C	183,872	1,726,617	63,906	649,081
Class I	113,305	1,121,874	2,452,654	24,527,591
Class R1	158	1,459	10,039	100,387
Class R2	198	1,820	10,050	100,505
Class R3	218	2,001	10,056	100,564
Class R4	237	2,183	10,062	100,623
	796,041	$7,631,707	2,661,561	$26,641,839

(c)	For the period from the commencement of the fund’s investment operations, March 30, 2011, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended June 30, 2012, the fund’s commitment fee and interest expense were $193 and $0, respectively, and are included in “Miscellaneous” expense on the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Commodity Strategy Fund	309,035	216,222	(26,226)	499,031
MFS Global Real Estate Fund	94,428	36,761	(6,170)	125,019
MFS Institutional Money Market Portfolio	1,636,757	15,019,818	(15,517,561)	1,139,014

Notes to Financial Statements – continued

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Commodity Strategy Fund	$(120,369)	$655,978	$39,559	$4,601,068
MFS Global Real Estate Fund	(10,856)	50,059	33,319	1,717,762
MFS Institutional Money Market Portfolio	—	—	1,649	1,139,014
	$(131,225)	$706,037	$74,527	$7,457,844

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Global Multi-Asset Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Multi-Asset Fund (the Fund), including the portfolio of investments, as of June 30, 2012, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Global Multi-Asset Fund at June 30, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 16, 2012

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of August 1, 2012, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 48)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 70)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007)	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 70)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 57)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 70)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 67)	Trustee	December 2004	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 57)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)	N/A
J. Dale Sherratt (age 73)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 54)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 71)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 47)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 38)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Ethan D. Corey (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 43)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008);	N/A
Brian E. Langenfeld (k) (age 39)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 62)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Mark N. Polebaum (k) (age 60)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 68)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2012, the Trustees served as board members of 131 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116-3741	State Street Bank and Trust 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Benjamin Nastou Natalie Shapiro Linda Zhang

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available by on or about November 1, 2012 clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2011 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2012 income tax forms in January 2013. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $99,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 23.77% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended June 30, 2012 and 2011, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2012	2011
Fees billed by E&Y:
MFS Global Multi-Asset Fund	35,866	23,300

For the fiscal years ended June 30, 2012 and 2011, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2012	2011	2012	2011	2012	2011
Fees billed by E&Y:
To MFS Global Multi-Asset Fund	0	0	9,247	8,900	0	0

	Audit-Related Fees		Tax Fees		All Other Fees
	2012	2011	2012	2011	2012	2011
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Global Multi-Asset Fund*	0	0	0	0	0	0

	2012	2011[4]
Aggregate fees for non-audit services:
To MFS Global Multi-Asset Fund, MFS and MFS Related Entities#	159,247	8,900

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

[4]	Certain fees reported in 2011 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended June 30, 2011.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XVI

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: August 16, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: August 16, 2012

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: August 16, 2012

*	Print name and title of each signing officer under his or her signature.